UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 5, 2008

Date of Earliest Event Reported:  August 5, 2008

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11419 Sunset Hills Road,
Reston, Virginia		20190-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 30, 2008, the Company completed the divestiture of its Security Solutions division which was previously reported as part of its Systems Segment.  On May 2, 2008, the Company completed the sale of its Unison MAXIMUS, Inc. subsidiary which was previously reported as part of its Consulting Segment.  Beginning in the third quarter of fiscal 2008, the Company will classify the results of operations of these business units as discontinued operations.

We are filing this Current Report on Form 8-K on August 5, 2008, to reclassify prior periods’ financial information to conform to discontinued operations reporting.  The reclassifications have no impact on the previously reported consolidated net income or cash flows of the Company.  This information is being provided for informational purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: August 5, 2008	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

MAXIMUS, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	FISCAL YEAR 2007				FISCAL YEAR 2008
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2006	2007	2007	2007	2007	2008
ASSETS
Current assets:
Cash and cash equivalents	$21,964	$42,871	$91,105	$70,472	$62,279	$63,420
Marketable securities	141,811	134,409	123,737	126,210	50	—
Restricted cash	312	324	323	325	325	327
Accounts receivable — billed	122,672	122,179	116,397	127,288	114,489	118,344
Accounts receivable — unbilled	38,583	37,999	38,967	40,912	48,729	51,126
Income taxes receivable	11,018	3,678	3,598	—	—	6,307
Deferred income taxes	10,690	13,704	13,932	17,409	11,267	9,490
Prepaid expenses and other current assets	8,415	8,512	6,827	9,067	7,600	9,328
Current assets of discontinued operations	5,689	5,669	5,465	7,054	5,908	5,620
Total current assets	361,154	369,345	400,351	398,737	250,647	263,962

Property and equipment, at cost	71,000	73,314	76,462	82,248	84,755	86,129
Less accumulated depreciation and amortization	(38,334)	(40,792)	(43,569)	(46,592)	(49,436)	(52,068)
Property and equipment, net	32,666	32,522	32,893	35,656	35,319	34,061
Capitalized software	57,083	58,265	59,728	61,191	62,741	64,399
Less accumulated amortization	(25,387)	(27,441)	(29,633)	(31,651)	(33,435)	(35,216)
Capitalized software, net	31,696	30,824	30,095	29,540	29,306	29,183
Deferred contract costs, net	9,758	8,482	8,368	8,116	7,712	6,273
Goodwill	83,509	83,509	83,576	83,576	83,576	83,576
Intangible assets, net	4,892	4,444	3,994	3,603	3,201	2,827
Other assets, net	3,304	3,037	2,628	2,418	3,483	3,540
Noncurrent assets of discontinued operations	2,434	2,636	2,741	2,818	2,834	2,847
Total assets	$529,413	$534,799	$564,646	$564,464	$416,078	$426,269

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$41,675	$48,667	$47,701	$50,870	$49,264	$50,145
Accrued compensation and benefits	21,559	23,367	26,968	28,360	25,217	27,797
Current portion of deferred revenue	48,032	41,269	44,843	38,404	37,361	33,078
Current portion of income taxes payable	—	—	—	5,487	1,422	—
Current portion of capital lease obligations	1,707	1,594	1,742	1,627	1,643	1,238
Other accrued liabilities	1,071	796	31,786	1,387	983	996
Current liabilities of discontinued operations	3,571	4,434	4,020	5,457	4,101	3,914
Total current liabilities	117,615	120,127	157,060	131,592	119,991	117,168
Capital lease obligations, less current portion	1,643	1,239	698	417	—	—
Deferred revenue, less current portion	—	—	—	10,143	10,213	9,361
Income taxes payable, less current portion	—	—	—	—	2,106	2,109
Deferred income taxes	13,692	13,874	11,754	12,912	11,202	12,752
Total liabilities	132,950	135,240	169,512	155,064	143,512	141,390

Shareholders’ equity:
Common stock	283,887	286,566	298,122	299,846	305,398	309,450
Treasury stock	(124,637)	(124,637)	(124,637)	(124,637)	(275,025)	(275,025)
Accumulated other comprehensive income	300	528	1,138	1,730	1,603	2,089
Retained earnings	236,913	237,102	220,511	232,461	240,590	248,365
Total shareholders’ equity	396,463	399,559	395,134	409,400	272,566	284,879
Total liabilities and shareholders’ equity	$529,413	$534,799	$564,646	$564,464	$416,078	$426,269

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

(Unaudited)

					Year			Six Months
	Quarter Ended				Ended	Quarter Ended		Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Mar. 31,
	2006	2007	2007	2007	2007	2007	2008	2008

Revenue	$154,585	$172,600	$189,673	$194,805	$711,663	$196,586	$204,410	$400,996
Cost of revenue	136,862	131,789	133,190	141,764	543,605	145,541	152,224	297,765
Gross profit	17,723	40,811	56,483	53,041	168,058	51,045	52,186	103,231
Selling, general and administrative expenses	33,199	33,072	34,127	30,008	130,406	35,141	36,001	71,142
Gain on sale of building	—	—	—	—	—	—	—	—
Gain (gain adjustment) on sale of Corrections Services business	684	—	(233)	—	451	—	—	—
Legal and settlement expense	3,000	6,104	33,010	2,524	44,638	—	931	931
Income (loss) from operations	(17,792)	1,635	(10,887)	20,509	(6,535)	15,904	15,254	31,158
Interest and other income, net	477	1,615	1,131	2,581	5,804	1,501	107	1,608
Income (loss) before income taxes	(17,315)	3,250	(9,756)	23,090	(731)	17,405	15,361	32,766
Provision (benefit) for income taxes	(6,254)	1,302	5,074	9,731	9,853	7,159	6,056	13,215
Income (loss) from continuing operations	(11,061)	1,948	(14,830)	13,359	(10,584)	10,246	9,305	19,551

Discontinued operations, net of income taxes:
Income from discontinued operations	666	414	439	810	2,329	359	322	681
Gain on disposal	—	—	—	—	—	—	—	—
Income from discontinued operations	666	414	439	810	2,329	359	322	681

Net income (loss)	$(10,395)	$2,362	$(14,391)	$14,169	$(8,255)	$10,605	$9,627	$20,232

Basic earnings (loss) per share:
Income (loss) from continuing operations	$(0.51)	$0.09	$(0.67)	$0.60	$(0.48)	$0.50	$0.50	$1.00
Income from discontinued operations	0.03	0.02	0.02	0.04	0.10	0.02	0.02	0.04
Basic earnings (loss) per share	$(0.48)	$0.11	$(0.65)	$0.64	$(0.38)	$0.52	$0.52	$1.04

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.51)	$0.09	$(0.67)	$0.59	$(0.48)	$0.49	$0.50	$0.99
Income from discontinued operations	0.03	0.02	0.02	0.04	0.10	0.02	0.01	0.03
Diluted earnings (loss) per share	$(0.48)	$0.11	$(0.65)	$0.63	$(0.38)	$0.51	$0.51	$1.02

Dividends per share	$0.10	$0.10	$0.10	$0.10	$0.40	$0.10	$0.10	$0.20

Weighted average shares outstanding:
Basic	21,590	21,714	21,998	22,177	21,870	20,506	18,537	19,527
Diluted	21,590	21,972	21,998	22,554	21,870	20,854	18,763	19,803

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

					Year			Six Months
	Quarter Ended				Ended	Quarter Ended		Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Mar. 31,
	2006	2007	2007	2007	2007	2007	2008	2008
Cash flows from operating activities:
Net income (loss)	$(10,395)	$2,362	$(14,391)	$14,169	$(8,255)	$10,605	$9,627	$20,232
Adjust to reconcile net income to net cash provided by operating activities:
Income from discontinued operations	(666)	(414)	(439)	(810)	(2,329)	(359)	(322)	(681)
Depreciation	2,272	2,458	2,778	3,095	10,603	2,844	2,633	5,477
Amortization	2,769	2,502	2,641	2,410	10,322	2,185	2,156	4,341
Deferred income taxes	(5,098)	(2,832)	(2,347)	(2,321)	(12,598)	4,195	3,327	7,522
Gain on sale of Corrections Services business	(684)	—	233	—	(451)	—	—	—
Non-cash equity based compensation	1,020	381	807	1,621	3,829	3,600	2,154	5,754

Change in assets and liabilities, net of effects from divestitures:
Accounts receivable – billed	23,686	(13)	5,783	(10,891)	18,565	12,799	(3,855)	8,944
Accounts receivable – unbilled	5,884	585	(968)	(1,944)	3,557	(7,817)	(2,398)	(10,215)
Prepaid expenses and other current assets	(155)	(97)	1,685	(2,240)	(807)	1,467	(1,728)	(261)
Deferred contract costs	1,407	1,276	114	252	3,049	404	1,439	1,843
Other assets	1,892	496	1,020	960	4,368	104	178	282
Accounts payable	(8,378)	6,992	(966)	3,169	817	(1,606)	882	(724)
Accrued compensation and benefits	(1,839)	1,808	3,601	1,392	4,962	(3,144)	2,580	(564)
Deferred revenue	(5,524)	(6,763)	3,574	3,703	(5,010)	(972)	(5,136)	(6,108)
Income taxes	(2,015)	7,340	80	9,085	14,490	(3,141)	(7,966)	(11,107)
Other liabilities	867	(289)	30,991	(30,402)	1,167	(530)	498	(32)
Cash provided by (used in) operating activities – continuing operations	5,043	15,792	34,196	(8,752)	46,279	20,634	4,069	24,703
Cash provided by operating activities – discontinued operations	2,583	1,610	123	595	4,911	155	435	590

Cash provided by (used in) operating activities	7,626	17,402	34,319	(8,157)	51,190	20,789	4,504	25,293

Cash flows from investing activities:
Proceeds from sale of Corrections Services business, net of transaction costs	2,171	—	(300)	—	1,871	—	—	—
Purchases of property and equipment	(1,914)	(2,315)	(3,148)	(6,020)	(13,397)	(2,509)	(1,373)	(3,882)
Capitalized software costs	(304)	(1,181)	(1,464)	(1,463)	(4,412)	(1,550)	(1,659)	(3,209)
(Increase) decrease in marketable securities	(24,496)	7,402	10,672	(2,473)	(8,895)	126,160	50	126,210
Cash provided by (used in) investing activities – continuing operations	(24,543)	3,906	5,760	(9,956)	(24,833)	122,101	(2,982)	119,119
Cash (used in) investing activities – discontinued operations	(4)	(9)	—	(8)	(21)	(24)	(23)	(47)

Cash provided by (used in) investing activities	(24,547)	3,897	5,760	(9,964)	(24,854)	122,077	(3,005)	119,072

Cash flows from financing activities:
Employee stock transactions	1,526	1,892	8,389	1,146	12,953	1,655	1,619	3,274
Repurchases of common stock	—	—	—	—	—	(150,388)	—	(150,388)
Payments on capital lease obligations	(384)	(517)	(393)	(396)	(1,690)	(401)	(404)	(805)
Tax benefit due to option exercises and restricted stock units vesting	357	405	2,359	(1,043)	2,078	297	279	576
Cash dividends paid	(2,159)	(2,172)	(2,200)	(2,219)	(8,750)	(2,222)	(1,852)	(4,074)
Cash provided by (used in) financing activities – continuing operations	(660)	(392)	8,155	(2,512)	4,591	(151,059)	(358)	(151,417)
Cash provided by (used in) financing activities – discontinued operations	—	—	—	—	—	—	—	—

Cash provided by (used in) financing activities	(660)	(392)	8,155	(2,512)	4,591	(151,059)	(358)	(151,417)

Net increase (decrease) in cash and cash equivalents	(17,581)	20,907	48,234	(20,633)	30,927	(8,193)	1,141	(7,052)
Cash and cash equivalents, beginning of period	39,545	21,964	42,871	91,105	39,545	70,472	62,279	70,472
Cash and cash equivalents, end of period	$21,964	$42,871	$91,105	$70,472	$70,472	$62,279	$63,420	$63,420

MAXIMUS, Inc.

Segment Information

(Dollars in thousands)

(Unaudited)

					Year			Six Months
	Quarter Ended				Ended	Quarter Ended		Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Mar. 31,
	2006	2007	2007	2007	2007	2007	2008	2008
Revenue:
Consulting	$20,800	$19,606	$19,218	$18,678	$78,302	$18,628	$16,882	$35,510
Systems	30,955	31,603	30,178	33,139	125,875	31,151	26,546	57,697
Operations	102,830	121,391	140,277	142,988	507,486	146,807	160,982	307,789
Total	154,585	172,600	189,673	194,805	711,663	196,586	204,410	400,996

Gross Profit:
Consulting	9,305	8,194	8,916	6,030	32,445	7,295	6,001	13,296
Systems	7,373	8,716	7,207	9,431	32,727	8,193	4,019	12,212
Operations	1,045	23,901	40,360	37,580	102,886	35,557	42,166	77,723
Total	17,723	40,811	56,483	53,041	168,058	51,045	52,186	103,231

Selling, General, and Administrative expense:
Consulting	7,367	7,486	7,324	6,137	28,314	6,849	7,036	13,885
Systems	9,242	9,046	11,117	9,721	39,126	11,298	10,407	21,705
Operations	17,041	16,781	15,794	13,954	63,570	16,764	18,465	35,229
Corporate/Other	(451)	(241)	(108)	196	(604)	230	93	323
Total	33,199	33,072	34,127	30,008	130,406	35,141	36,001	71,142

Income (loss) from Operations:
Consulting	1,938	708	1,592	(107)	4,131	446	(1,035)	(589)
Systems	(1,869)	(330)	(3,910)	(290)	(6,399)	(3,105)	(6,388)	(9,493)
Operations	(15,996)	7,120	24,566	23,626	39,316	18,793	23,701	42,494
Consolidating adjustments	451	241	108	(196)	604	(230)	(93)	(323)
Gain (gain adjustment) on sale of Corrections Services business	684	—	(233)	—	451	—	—	—
Legal and settlement expense	(3,000)	(6,104)	(33,010)	(2,524)	(44,638)	—	(931)	(931)
Total	$(17,792)	$1,635	$(10,887)	$20,509	$(6,535)	$15,904	$15,254	$31,158